Exhibit 99.1

PetIQ, Inc. Announces Executive Leadership Team Changes

May 4, 2022

Susan Sholtis, President to Leave the Company, Michael Smith, Executive Vice President Products, to Become President and Chief Operating Officer

EAGLE, Idaho, May 04, 2022 (GLOBE NEWSWIRE) -- PetIQ, Inc. (“PetIQ” or the “Company”) (Nasdaq: PETQ), a leading pet medication and wellness company, today announced today that Susan Sholtis will leave the Company as President on May 27, 2022, to spend more time with her family. Michael Smith, who has served as the Company’s Executive Vice President, Products Division since 2019, has been appointed President and Chief Operating Officer, a newly created role, effective June 1, 2022. Smith will continue to report directly to Cord Christensen, Chief Executive Officer. Sholtis will remain available on an as needed basis to ensure a smooth transition through September 30, 2022.

Christensen commented, “On behalf of the Board of Directors and management team, I’d like to thank Susan for her contributions to PetIQ as President and prior to that as a director on our board. She has been a tremendous asset to us as we’ve grown our organization and the Services segment over the last four years including her leadership, guidance, and support of our team throughout the pandemic. As we continue to grow our business, we will leverage the “OneIQ: Smarter Together” culture Susan helped us to create, and we wish her well as she shifts her focus to spend more time with her family.”

Christensen continued, “Michael is a talented, collaborative leader with deep operational experience across pet and consumer packaged goods. Under his leadership since 2019, we’ve successfully delivered consistent growth in the Products segment. His team has added $200 million of incremental products sales with a three-year compound annual growth rate of greater than 17 percent as they’ve focused on increasing our manufacturing scale, expanding our product and brand diversity as well as customer reach while capturing greater sales and profitability. I’m excited for him to take on his new role and responsibilities as we continue to grow our pet products and services business over the next several years.”

Sholtis stated, “I feel extremely fortunate to have worked with Cord and our strong team at PetIQ. We’ve positioned ourselves as an industry leader through our complementary veterinary products and services offerings that help meet the needs of pet parents and their pets. This highly diversified portfolio is more relevant than ever and poised for continued growth. Michael is an accomplished and capable leader, who I know will successfully take on my responsibilities and more in his new executive position as the Company embarks on its next phase of growth.”

Smith commented, “I’m excited to further build upon PetIQ’s strong foundation and leverage my decades of experience to help fuel the Company’s future growth. We believe PetIQ is well positioned for continued success with our key strategic initiatives to increase sales, expand our margin structure and increase profitability and cash generation this year and beyond. We have an excellent team of senior leaders, veterinarians, and employees nationwide to help us connect with new and existing pet parents as we continue to provide smarter options for pet parents to help enrich their pets’ lives through convenient and affordable access to veterinarian products and services.”

Smith has served as Executive Vice President of the Products segment since July 2019. Prior to joining PetIQ, Smith spent nine years in various leadership roles across the Consumables Merchandising Division at Walmart Inc., culminating with a four-year tenure as Senior Director in the Pet Department. Prior to joining Walmart, Smith spent 10 years in the consumer goods industry with Procter & Gamble and Gillette, where he held a variety of roles across sales, finance, and logistics. He earned a bachelor’s degree in Finance and Supply Chain Management from the University of Arkansas.

About PetIQ

PetIQ is a leading pet medication and wellness company delivering a smarter way for pet parents to help their pets live their best lives through convenient access to affordable veterinary products and services. The company engages with customers through more than 60,000 points of distribution across retail and e-commerce channels with its branded and distributed medications, which is further supported by its own world-class medications manufacturing facility in Omaha, Nebraska. The company’s national service platform, VIP Petcare, operates in over 2,900 retail partner locations in 42 states providing cost effective and convenient veterinary wellness services. PetIQ believes that pets are an important part of the family and deserve the best products and care we can give them.

Contact: Investor.relations@petiq.com or 208.513.1513

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, such as statements about our plans, objectives, expectations, assumptions or future events. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could” and similar expressions. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from any future results, performances, or achievements expressed or implied by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, the impact of COVID-19 on our business and the global economy; our ability to successfully grow our business through acquisitions; our dependency on a limited number of customers; our ability to implement our growth strategy effectively; competition from veterinarians and others in our industry; reputational damage to our brands; economic trends and spending on pets; the effectiveness of our marketing and trade promotion programs; recalls or withdrawals of our products or product liability claims; our ability to manage our manufacturing and supply chain effectively; disruptions in our manufacturing and distribution chains; our ability to introduce new products and improve existing products; our ability to protect our intellectual property; costs associated with governmental regulation; our ability to keep and retain key employees; our ability to sustain profitability; and the risks set forth under the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2021 and other reports filed time to time with the Securities and Exchange Commission.

Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or operating results. The forward-looking statements speak only as of the date on which they are made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Consequently, you should not place undue reliance on forward-looking statements.

Source: PetIQ, Inc.